As filed with the Securities and Exchange Commission on August 2, 2022
___________________________________________________
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 1, 2022

OPPENHEIMER HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Commission File Number 1-12043

Delaware	98-0080034
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)
85 Broad Street
New York, New York 10004
(Address of principal executive offices) (Zip Code)
(212) 668-8000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	OPY	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 -- Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) As previously reported, on February 7, 2022, Jeffrey J. Alfano resigned his position as Executive Vice President and Chief Financial Officer of Oppenheimer Holdings Inc. (the “Company”) as well as its principal operating subsidiary Oppenheimer & Co. Inc. (“Oppenheimer”) effective on or about March 1, 2022 to pursue other professional opportunities.

(c) The Company appointed Brad M. Watkins as the Executive Vice President and Chief Financial Officer of the Company and Oppenheimer (together, the “Companies”) effective August 1, 2022. He will also serve as a member of Oppenheimer’s Management and Risk Management committees. Mr. Watkins, 41, is a certified public accountant and, since October 2015, has been an audit partner in the New York Financial Services Audit Practice at KPMG, a global accounting and professional services firm. Mr. Watkins joined KPMG in 2003. Mr. Watkins holds a B.S. in accounting from New York University’s Stern School of Business. Mr Watkins is a member of American Institute of Certified Public Accountants (AICPA).

In connection with Mr. Watkins’ appointment as the Company’s and Oppenheimer’s Chief Financial Officer, the Companies provided an offer letter to Mr. Watkins (the “Watkins Offer Letter”) setting forth, among other things, the terms of his employment as Chief Financial Officer. The Watkins Offer Letter has no specified term, and provides that Mr. Watkins’ employment with Oppenheimer is on an at-will basis. Pursuant to the Watkins Offer Letter, Mr. Watkins will receive an annual base salary of three hundred thousand dollars ($300,000) pro-rated for calendar year 2022 based on Mr. Watkins’ start date. Mr. Watkins’ will also receive a bonus of five hundred thousand dollars ($500,000) payable on or about the first week of February, 2023. Beginning in 2023 and for each subsequent calendar year of employment, Mr. Watkins will be eligible to receive a discretionary cash bonus with respect to each complete calendar year of employment. If recommended by the Company’s Compensation Committee and approved by its Board, Mr. Watkins will additionally be granted a deferred stock award of 10,000 shares of Class A non-voting common stock of the Company (the “Class A Stock”) under the Company’s 2014 Incentive Plan which stock will vest on the fifth (5th) anniversary of the issuance date. Should Mr. Watkins be terminated other than for-cause prior to the fifth anniversary of his employment, he will be entitled to a severance payment equal to, at minimum, eight (8) months of base salary plus sixty-seven percent (67%) of the average of his last three years of discretionary bonuses, or such lesser amount should termination occur prior to three years after the start of his employment. Additionally, Mr. Watkins would be entitled to an amount equal to ten thousand (10,000) multiplied by the closing price of the Class A Stock on the New York Stock Exchange on the termination date, multiplied by a percentage equal to the number of whole months (but not days) elapsed since the grant of the stock award divided by sixty (60), net of any standard payroll withholding and tax obligations. For the duration of his employment, Mr. Watkins will also be eligible to participate in Oppenheimer’s standard employment benefits, including comprehensive healthcare coverage, dental insurance, life insurance, disability insurance, and a 401(k) plan.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Exhibit
99.1	Press Release dated August 1, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Oppenheimer Holdings Inc.

Date: August 2, 2022 By: /s/ Albert G. Lowenthal Name: Albert G. Lowenthal Title: Chief Executive Officer (Duly Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated August 1, 2022

Exhibit 99.1

OPPENHEIMER & CO. INC. ANNOUNCES APPOINTMENT OF
BRAD WATKINS AS CHIEF FINANCIAL OFFICER

New York, August 1, 2022 - Oppenheimer & Co. Inc. ("Oppenheimer") – a leading wealth manager, investment bank, and a subsidiary of Oppenheimer Holdings (NYSE: OPY) – today announced that Brad Watkins, CPA, has joined the firm as Chief Financial Officer effective August 1, 2022.

Mr. Watkins will be responsible for all aspects of Oppenheimer's financial operations and will direct long-term budgetary planning and cost management to ensure alignment with Oppenheimer's strategic growth plans. As a member of the Management Committee, Mr. Watkins will report to Albert G. Lowenthal, Chairman and CEO.

"Brad is an experienced leader with a strong background across the financial services industry,” Mr. Lowenthal comments. “His expertise in providing audit services to the country's largest financial services companies will be invaluable as we focus on the quality and efficiency of our operating model to drive growth in an evolving business and market landscape.”

Prior to joining Oppenheimer, Mr. Watkins was with KPMG since 2003, spending the bulk of his time in their New York Financial Services Audit Practice, where he launched his career and rose through the ranks before becoming a partner in 2015. During his time at KPMG, Mr. Watkins served a variety of clients including a large, multinational financial institution, as well as both clearing and introducing broker-dealers.

He also has extensive experience with SEC reporting matters and auditing complex process areas that involve technical accounting literature, including securitization matters, foreign currency accounting, financial instruments and fair value measurements, consolidation and variable interest entities, and derivatives and hedging.

"I am honored to serve as CFO at this exciting time for Oppenheimer," said Mr. Watkins. "The firm has a strong balance sheet and the potential for growth while delivering an exceptional client experience. I look forward to becoming part of the Oppenheimer family and partnering with the team."

Mr. Watkins graduated from New York University Stern School of Business with a Bachelor of Science in Accounting.

Oppenheimer & Co. Inc.
Oppenheimer & Co. Inc. (Oppenheimer), a principal subsidiary of Oppenheimer Holdings Inc. (OPY on the New York Stock Exchange), and its affiliates provide a full range of wealth management, securities brokerage and investment banking services to high net-worth individuals, families, corporate executives, local governments, businesses and institutions.

Oppenheimer Media Contact:
Joseph Kuo / Michael Dugan
Haven Tower Group LLC
424 317 4851 or 424 317 4852
jkuo@haventower.com or mdugan@haventower.com
5